EXHIBIT 99.1

Aemetis, Inc. (Nasdaq: AMTX) Leading the Production of Below Zero Carbon Intensity Renewable Natural Gas and Renewable Fuels For Airplanes, Trucks, Cars and Electric Vehicles February 28, 2022

This presentation contains forward-looking statements, including statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts.  Forward-looking statements in this presentation include, without limitation, statements relating to our five-year growth plan, future growth in revenue, net income and adjusted EBITDA, the market size for our products, expansion into new markets, our ability to commercialize and scale licensed patented technology, the ability to obtain sufficiently low Carbon Intensity scores to achieve below zero carbon intensity transportation fuels, the development of the Aemetis Biogas Central California Dairy Project, the development of the Aemetis Carbon Zero 1 plant at the Riverbank site, the upgrades to the Aemetis Keyes ethanol plant, the development of our carbon capture and sequestration projects, and the ability to access the funding required to execute on project construction and operations.  Words or phrases such as “anticipates,” “may,” “will,” “should,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “showing signs,” “targets,” “will likely result,” “will continue,” “enable” or similar expressions are intended to identify forward-looking statements.  These forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties.  Actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to certain factors, including, without limitation, competition in the ethanol, biodiesel and other industries in which we operate, commodity market risks including those that may result from current weather conditions, financial market risks, customer adoption, counter-party risks, risks associated with changes to federal policy or regulation, and other risks detailed in our reports filed with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2020, and in our subsequent filings with the SEC.  We are not obligated, and do not intend, to update any of these forward-looking statements at any time unless an update is required by applicable securities laws. Non-GAAP Financial Information We have provided non-GAAP measures as a supplement to financial results based on GAAP. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is included in the accompanying supplemental data. Adjusted EBITDA is defined as net income/(loss) plus (to the extent deducted in calculating such net income) interest expense, loss on extinguishment, income tax expense, intangible and other amortization expense, accretion expense, depreciation expense, and share-based compensation expense. Adjusted EBITDA is not calculated in accordance with GAAP and should not be considered as an alternative to net income/(loss), operating income or any other performance measures derived in accordance with GAAP or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is a useful performance measure that is widely used within the industry in which we operate. In addition, management uses Adjusted EBITDA for reviewing financial results and for budgeting and planning purposes. EBITDA measures are not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison. Disclaimer 2

Aemetis at a Glance

An integrated energy transition platform

Key Highlights

~$400mm market cap (NASDAQ: AMTX) (1)	Delta /American /Japan Airlines to offtake **$2.5b of Sustainable Aviation Fuel**	**~$300mm+** in assets at build cost (2)
2 operating biofuel plants	**1 planned SAF/RD** biofuel plant	**2 operating** RNG digesters & **10** more planned by year-end 2022

Mission

Replace high carbon intensity petroleum products with **"Below Zero" renewable fuels and byproducts** to reverse Climate Change caused by greenhouse gases warming our planet

Strategy

Lead the renewable fuels industry transition to **Below Zero Carbon Intensity** inputs from nonfood, low cost agricultural and forest waste sources to maximize California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), and IRS 45Q credit values

Segment Summary

Dairy RNG	Renewable Jet / Diesel	California Ethanol	India Biodiesel	Carbon Capture
▪ Operates biomethane digesters at dairy farms connected by pipeline to a gas cleanup and compression facility at existing ethanol plant to produce -426 CI RNG	▪ Permitting /Engineering underway on a renewable Jet /Diesel refinery with production capacity of 90 mgy	▪ Located in Keyes, CA with a capacity of 65 mgy of low carbon fuel, ~2mm pounds / day of animal feed to ~120,000 dairy cows at ~80 dairies in the Central Valley of CA	▪ Own and operate an integrated fuels and chemical production facility in Kakinada, India with nameplate capacity of ~50 mgy ▪ Plans to expand capacity to 100 mgy by 2024	▪ Capture, dehydrate, compress and sequester CO_2 from Aemetis and third-party suppliers

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Aemetis at a Glance 3

Third Generation Technology to Reverse Climate Change 1st Generation Renewable Energy = Use the Sun’s energy Solar, Wind, Hydro and Nuclear do not absorb carbon from the atmosphere. These energy sources are slowing the rate of heating the Earth as coal and natgas plants continue to operate globally. 2nd Generation Renewable Energy = Use the Sun’s Energy and Absorb CO2 Renewable fuels use large scale agriculture to absorb sunlight and CO2 in photosynthesis, including renewable diesel, ethanol, biodiesel, and jet fuel. The renewable CO2 is emitted during production. 3rd Generation Renewable Energy = Use Sun’s Energy, Absorb and Sequester CO2 Using renewable fuels for Carbon Capture & Sequestration (CCS) siphons carbon from the atmosphere into crops which are converted into renewable fuels, then the solar energy is released as transportation energy while the CO2 from biofuels production is injected underground. 3rd Generation Renewable Energy maximizes California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), Blenders Tax Credit (BTC), and IRS 45Q credit values. These regulations are an objective measure of the positive impact of each project on reversing Climate Change. 4

Below Zero Carbon Intensity Market Opportunity

Lower Value Fuel (Higher Carbon)
Ethanol (D6)
Traditional corn ethanol 30% carbon reduction
Advanced Biofuels (D5)
Sugarcane ethanol, renewable heating oil 50% carbon reduction
Biodiesel (D4)
Biodiesel and renewable diesel 50% carbon reduction
Below Zero CI Biofuels and Dairy Renewable Gas (D3)
Below Zero Carbon Cellulosic Ethanol and Renewable Natural Gas
Higher Value Fuel (Lower Carbon)

5

Below Zero Carbon Intensity Market Opportunity Federal and California low carbon renewable fuel standards require oil refiners and other obligated parties to blend increasing amounts of renewable fuels into transportation fuel sold in the United States. Renewable fuels with “below zero” carbon intensity, such as dairy biogas and cellulosic hydrogen from orchard waste, generate more revenues than traditional renewable fuels which have higher carbon intensity. The 2007 Federal Energy Independence and Security Act states military, economic and environmental reasons for increasing renewable fuels to 36 billion gallons per year in the US. The California Low Carbon Fuel Standard (LCFS) is expected to generate deficits as the regulatory demand for credits continues to increase annually. The renewable diesel Blenders Tax Credit of $1.00 per gallon is expected to increase for aviation fuel. 5 Economic incentives created by state and federal regulatory frameworks support the production of renewable natural gas and advanced biofuels from non-food feedstocks by providing valuable renewable fuel credits known as California LCFS credits, federal RINs and IRS 45Q. Oregon and other states are now adopting the California carbon reduction program.

Highly Experienced Management and Board of Directors Lydia Beebe – Former 38 years at Chevron, including Senior Chevron Corporate Officer for 20 years John Block – Former U.S. Secretary of Agriculture from 1981-86 under President Reagan Fran Barton - Former CFO of five high tech companies with revenues more than $1 billion Naomi Boness, PhD – Head of Stanford Univ Natural Gas Initiative; former Chevron project planning and strategy Timothy Simon, Esq. – Former California Public Utilities Commission board member; natural gas industry consultant Eric McAfee - Chairman of the Board and CEO Founder of Aemetis (NASDAQ: AMTX) and co-founder of $1.6 billion revenues Alto Ingredients (NASDAQ: ALTO) Founding shareholder of oil production company Evolution Petroleum (NYSE: EPM) Founded eight public companies and funded twenty-five private companies as principal investor Andy Foster - EVP and President, Aemetis Advanced Fuels Joined Aemetis in 2006 Senior executive at three Silicon Valley tech companies Served in the George H.W. Bush White House (1989-1992) as Associate Director of the Office of Political Affairs Deputy Chief of Staff for Illinois Governor Edgar for five years Todd Waltz - EVP and CFO Joined Aemetis in 2007 Served in senior financial management roles with Apple for 12 years Ernst & Young CPA Sanjeev Gupta - EVP and President, Aemetis International Joined Aemetis in 2007 Previously head of petrochemical trading company with $250 million of annual revenue and offices on several continents Board of Directors Our highly experienced management team and board of directors have extensive industry knowledge, regulatory relationships, project development and operational experience. 6

Aemetis Circular Bioeconomy

Integrated value chain supports growth while minimizing technology and execution risk

Animal Feed
Dairy Farms
Renewable Oils
Waste Wood
Producing cellulosic hydrogen
Hydropower
1 Aemetis Biogas
2 Keyes Ethanol Plant
Cellulosic Sugar From Wood Waste
3 Riverbank Renewable Jet and Diesel Plant
Powers the Keyes Plant
Renewable Natural Gas
Low-Carbon Ethanol
CO2
CO2 captured and stored underground
Sustainable Aviation Fuel and Renewable Diesel

Aemetis Leverages Existing Plants, Infrastructure, and Relationships to Expand its Low-Carbon Biofuel Business

1. **Aemetis Biogas**
   Dairy cows consume the animal feed from the Aemetis plant, producing manure, which naturally creates methane. Aemetis dairy digesters capture this methane and pipe the gas to the Aemetis plant for further clean-up and conversion into renewable natural gas. By avoiding the release of methane into the atmosphere, this carbon negative gas is used as transportation fuel, further reducing the consumption of petroleum..

2. **Keyes Ethanol Plant**
   The Keyes facility produces about 65 million gallons a year of ethanol, animal feed, and distillers corn oil.

   The animal feed produced here feeds local dairy cows.

3. **Riverbank Renewable Jet & Diesel Facility**
   Renewable oils and orchard wood waste, is used as a feedstock for the production of renewable jet and diesel fuel using zero

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Aemetis Circular Bioeconomy 7

Aemetis Expansion Plans

	2022	2023	2024	2025	2026
Total Dairy Renewable Natural Gas (dRNG) Digesters	10	24	37	51	66
dRNG Digesters Capacity (MMBtu/Year)	272,800	624,800	968,000	1,337,600	1,742,400
dRNG Production (MMBtu/Year)	49,941	327,800	651,200	1,016,400	1,392,600
India Biodiesel (Gallons/Year)	13,878,324	29,279,683	43,965,455	57,155,091	74,301,619
SAF Jet / Renewable Diesel (Gallons/Year)				60,344,603	84,930,300
Carbon Capture & Sequestration (Metric Tons)				125,000	500,000

Aemetis Expansion Capital Expenditures by Project
($ in Millions)
California ethanol capex
Carbon capture & sequestion capex
Renewable Diesel / SAF capex
India biodiesel capex
Biogas capex
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$85M
$242M
$352M
$223M
$16M
2022
2023
2024
2025
2026

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Aemetis Expansion Plans 8 1. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Aemetis Projected Revenue Growth by Business Unit

Revenue by Business Unit
39% CAGR REVENUES
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$294M
$411M
$520M
$1,106M
$1,503M
2022
2023
2024
2025
2026
California Ethanol & Animal Feed
India Biodiesel & Glycerin
Dairy Renewable Natural Gas
Renewable Diesel/Sustainable Aviation Fuel
Carbon Capture & Sequestration

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Aemetis Projected Revenue Growth by Business Unit 9 The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Aemetis Projected EBITDA Growth by Business Unit

EBITDA by Business Unit
79% CAGR EBITDA
$25M
$72M
$116M
$290M
$461M
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
2022
2023
2024
2025
2026
California Ethanol & Animal Feed
India Biodiesel & Glycerin
Dairy Renewable Natural Gas
Renewable Diesel/Sustainable Aviation Fuel
Carbon Capture & Sequestration

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Aemetis Projected EBITDA Growth by Business Unit 10 The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Revenue and Adjusted EBITDA Growth Plan

Projected Consolidated Revenues and Adjusted EBITDA[1]

Revenues (millions)	**2022**	**2023**	**2024**	**2025**	**2026**
California Ethanol & Animal Feed	$231.2	$241.8	$246.6	$250.9	$255.6
India Biodiesel & Glycerin	51.5	104.5	164.3	223.8	304.8
Dairy Renewable Natural Gas	9.5	61.9	106.2	161.9	216.8
Renewable Diesel/Sustainable Aviation Fuel	2.2	2.4	2.4	443.4	623.1
Carbon Capture & Sequestration	0.0	0.0	0.0	25.6	102.5
Total Revenues	**$294.3**	**$410.6**	**$519.6**	**$1,105.6**	**$1,502.9**

Adjusted EBITDA (millions)	**2022**	**2023**	**2024**	**2025**	**2026**
California Ethanol & Animal Feed	$31.9	$30.8	$33.1	$31.8	$33.2
India Biodiesel & Glycerin	3.1	8.1	14.2	20.1	30.3
Dairy Renewable Natural Gas	1.6	46.1	84.1	134.8	185.3
Renewable Diesel/Sustainable Aviation Fuel	(0.3)	(0.3)	(0.3)	99.8	147.2
Carbon Capture & Sequestration	(0.0)	(0.1)	(0.1)	20.3	81.9
Corporate	(11.0)	(13.1)	(15.2)	(17.0)	(17.0)
Adjusted EBITDA	**$25.2**	**$71.6**	**$115.9**	**$289.8**	**$461.0**

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Projected Consolidated Revenues and Adjusted EBITDA 1 The information on this slide constitutes forward-looking statements. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations. Revenue and Adjusted EBITDA Growth Plan 11

Net Income to EBITDA Reconciliation

Projected Consolidated Net Income to Adjusted EBITDA Reconciliation[1]

Net Income (in millions)	2022	2023	2024	2025	2026
California Ethanol & Animal Feed	$5.6	$6.9	$12.8	$18.8	$22.6
India Biodiesel & Glycerin	2.3	4.9	7.5	11.4	19.3
Dairy Renewable Natural Gas	(13.9)	22.8	53.1	111.1	160.0
Renewable Diesel/Sustainable Aviation Fuel	(2.2)	(3.1)	(3.1)	44.3	89.1
Carbon Capture & Sequestration	(0.0)	(0.1)	(0.1)	12.5	51.0
Corporate	(15.0)	(17.4)	(20.1)	(22.7)	(111.8)
Total Net Income	**($23.1)**	**$14.1**	**$50.1**	**175.4**	**$230.1**

Net Income to EBITDA (millions)	2022	2023	2024	2025	2026
Net income	($23.1)	$14.1	$50.1	$175.4	$230.1
Depreciation	8.1	11.5	14.9	52.1	69.9
Stock compensation	2.1	2.1	2.1	2.1	2.1
Interest, amortization and accretion	38.1	42.8	46.2	56.1	63.2
Income taxes	0.0	1.0	2.5	4.1	95.7
Adjusted EBITDA	**$25.2**	**$71.6**	**$115.9**	**$289.8**	**$461.0**

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Net Income to EBITDA Reconciliation Projected Consolidated Net Income to Adjusted EBITDA Reconciliation 1 12 The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Aemetis Capital Expenditures by Business Unit

Capital Expenditures (in millions)	2022	2023	2024	2025	2026
California Ethanol & Animal Feed	$15.2	$0.3	$0.2	$0.2	$2.4
India Biodiesel & Glycerin	0.0	18.0	5.5	0.0	0.0
Dairy Renewable Natural Gas	40.7	61.2	62.2	78.4	13.5
Renewable Diesel/Sustainable Aviation Fuel	10.9	138.3	184.5	42.3	0.0
Carbon Capture & Sequestration	18.0	24.4	99.4	102.3	0.0
Total Capital Expenditures	**$84.9**	**$242.1**	**$351.8**	**$223.2**	**$15.9**

Sources of Project Debt Funding:

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Aemetis Capital Expenditures by Business Unit 1. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations. Sources of Project Debt Funding: - USDA Renewable Energy for America Program (REAP) - California Tax-Free Municipal Private Activity Bonds - Department of Energy Loan Programs Office (LPO)

Aemetis Low Carbon Ethanol: High octane, high oxygen, clean fuel for gasoline and Ethanol Fuel Cell electric vehicles 14

Plan for Revenue and Earnings Growth: California Ethanol Plant

Ethanol Plant Upgrades	
Solar Array with Battery Storage (2021)	Zero carbon electricity
Mechanical Vapor Recompression to reduce Natural Gas by 60% (2022)	Natgas -> Electric

To Reduce Carbon Intensity
ZEBREX™ Mitsubishi ceramic membrane dehydration system reduces petro natural gas use by 20% (2021) and replaces with electricity
High efficiency heat exchangers reduce natgas use (2021)

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Plan for Revenue and Earnings Growth: California Ethanol Plant 15 Reduced natural gas and electricity costs create $8 million of Projected EBITDA per year Reduced carbon intensity under LCFS generates $15 million of Projected EBITDA

Aemetis Biogas: Negative Carbon Intensity Dairy Renewable Natural Gas for Trucks, Buses and Electric Vehicles 16

# Digesters Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project Aemetis Dairy RNG Digesters, Pipeline, Gas Cleanup and Utility Interconnection Project Constructing biomethane digesters at dairies connected by pipeline to a gas cleanup and compression facility at existing Aemetis ethanol plant to collect dairy biogas and produce Renewable Natural Gas (RNG) to displace diesel. Products and Key Markets Carbon intensity negative 426 Biogas used by ethanol plant monetizes LCFS value RNG sales to local trucking customers via onsite station RNG sold into natural gas pipeline May be converted to Electricity for EV and hybrid vehicles Aemetis Ethanol Plant Completed Dairy Digesters Phase 2 and 3 Dairy Digesters Pipeline 17 Growth Two digesters and 4-mile pipeline completed Q3 2020 New dairy digesters and 30+ mile pipeline expected in 2022 Planned Expansion to 66 dairies (of 1,200 dairies in CA) with 25 year agreements Ethanol plant supplies about 80 dairies with animal feed 2 –> 2020YE 12 –> 2022YE 66 –> 2026YE Dairy Digester Planned Expansion

Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project dRNG Project Funding Plan Automatically-redeemed preferred equity for $30 million (funded under 2019 financing) $23 million of California grants awarded for digesters, gas cleanup and interconnect to utility pipeline Grant for RNG dispensing station at Keyes plant USDA $50 million long term debt under Renewable Energy for America Program (REAP) (in process) USDA $150 million long term debt under Renewable Energy for America Program (REAP)(2023) 18

Sustainable Advantage in Below Zero Carbon Intensity Dairy RNG Aemetis has established a significant competitive advantage with - 426 CI dairy Renewable Natural Gas in CA California passed Senate Bill 1383 to cause dairies to capture methane from dairy waste lagoons or buy LCFS credits to offset methane emissions About 1,200 dairies with 1.7 million cows in California (Wisconsin ranks 2nd with 1.2 million cows) 25% of methane emissions in California are emitted from dairy lagoons Existing Aemetis 65 million gallon ethanol plant supplies about 2 million pounds per day of animal feed to about 120,000 dairy cows at approximately 80 dairies in the Central Valley near the Keyes plant Aemetis Biogas funds, builds, owns, operates and generates RNG project revenues immediately by using biogas in the Aemetis ethanol plant as soon as production begins, without waiting for permitting and construction of RNG gas cleanup hub and utility pipeline interconnection Dairies sign 25 year supply and lease agreements with Aemetis Biogas at fixed rates Estimated $6 million average capex cost per dairy for digester, H2S removal unit, pressurized pipeline, biogas cleanup, compression, and utility pipeline interconnection Strong relationships with dairies for feed supply enabled Aemetis to sign 24 dairy participation agreements and obtain $23 million of grants from CDFA, CEC and PG&E Credibility and previous work with County and State permitting agencies enabled Aemetis to build Phase I with 2 dairy digesters, pipeline and Keyes plant biogas unit in only 1 year (compared to up to five years for digesters by other CA developers) – CEQA approval has been obtained for entire 36 mile pipeline of Phase II Having the trust of the dairy owner is the key to rapid growth in dairy RNG, since a 25 year supply contract and land lease is a substantial relationship commitment by the dairy owner 19

Aemetis “Carbon Zero” Renewable Fuels Plants: Renewable Jet/Diesel Fuel Produced with Carbon Sequestration and Zero Carbon Intensity Electricity 20

Biomass-to-Energy Plants Closing in California

Tons Projected in San Joaquin County:
12200 (2017)
18200 (2018)
20580 (2019)
24760 (2020)
Tons Projected in Stanislaus County:
48980 (2017)
41960 (2018)
91980 (2019)
84240 (2020)
Tons Projected in Merced County:
40000 (2017)
29480 (2018)
76820 (2019)
85140 (2020)
San Joaquin County
Riverbank Site
Stanislaus County
Merced County
San Francisco
San José
Santa Cruz
Salinas
Fresno

Field Burning Increasing without Market for Waste Wood

Emissions (Tons per Day)
25
20
15
10
5
0
1998-2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Forecasted
NOx and PM2.5 Ag Burn Emissions

Sacramento
Santa Rosa
San Francisco
San Jose
Salinas
Monterey
Fresno
Visalia
CALIFORNIA
50 Mile Radius
100 Mile Radius

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Millions of Tons of Local Below Zero Carbon Intensity Feedstock Biomass-to-Energy Plants Closing in California Biomass-to-Energy plants decreased from 33 plants to 5 plants Unable to compete with subsidized solar and wind energy More than 1.5 million acres of Almonds/Walnuts in California 2+ million tons/year of Ag Waste that is usually burned in the field Almond Growers pay for orchard removal Negative 100 Carbon Intensity expected Field Burning Increasing without Market for Waste Wood Source: San Joaquin Valley Air Control District Emergency Meeting on Open Burning November 2017 21

UC Davis Feedstock Study Results

Acres Harvested and Projected
Harvested (1,000 Acres)
1,600
1,400
1,200
1,000
800
600
400
200
0
1960
1970
1980
1990
2000
2010
2020
2030
2040
Almond
Projected Almond
Walnut
Walnut Projected

Gross Biomass Totals (2016)
Biomass (1,000 BDT)
1,600
1,400
1,200
1,000
800
600
400
200
0
0
50
100
150
200
250
Miles from Facility
Total
Almond Biomass
Walnut Biomass
Pistachio Shells

Thousand Tons Burned
1000
900
800
700
600
500
400
300
200
100
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Study Conclusions

22

UC Davis Feedstock Study Results 22 Study Conclusions Confirmed air emissions assumptions for carbon intensity score under LCFS Confirmed biomass growth and availability Projected feedstock pricing 20-year guaranteed supply due to lifecycle of trees

Below Zero Carbon Intensity Feedstock Contract Signed 23 Negative carbon intensity feedstock supply agreement for orchard waste wood in Central California 20-year orchard waste wood supply agreement at fixed prices Signed with one of the largest almond wood and walnut wood processors in the world 130,000+ ton per year supply agreement for orchard waste wood for about $20 per ton Price adjustment for actual trucking costs during contract period Trucks moving waste wood are scheduled to use negative 426 carbon intensity, dairy Renewable Natural Gas from Aemetis Biogas project at low cost to trucking operators

Riverbank, California Site

RIVERBANK

Landfill
Waste Salt Disposal Pit
Storage Tank Area
Oakdale Irrigation Canal
Effluent Fields
Sanitary Sewage Beds
Sludge Beds
Production Area
Approximate Grazing Area
NW Storm Reservoir
Hetch Hetchy Aqueduct
Approximate Base Boundary

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Final acquisition agreement for the 125-acre Riverbank Industrial Complex site was signed in December 2021 Former U.S. Army Ammunition Plant 125 acres of industrial and commercial land 710,000 s.f. of existing buildings Railroad with 120 railcar storage 100% low carbon hydroelectric power with onsite 20 megawatt substation Environmental Impact Report (EIR) completed Riverbank, California Site 24

"Carbon Zero" Renewable Jet/Diesel Plants with Carbon Sequestration

Feedstock	Gasification	Syngas to Hydrogen

Feedstock
PREGASIFIER
Electricity
PLASMA PROCESS VESSEL
Byproduct
THERMAL RESIDENCE CHAMBER
Syngas

Non-Edible Oils
- ***Distillers Corn Oil***
- ***Tallow***
- ***Camelina/Carinata***

Syngas converted to -80 Below Zero CI Cellulosic Hydrogen

Zero Carbon Intensity Electricity from Hydroelectric Power

Hydroprocessing of non-edible Oils

Jet and Renewable Diesel

Carbon Sequestration

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“Carbon Zero” Renewable Jet/Diesel Plants with Carbon Sequestration Gasification Syngas to Hydrogen Biomass Feedstock (Negative CI) Orchard Wood Waste Vineyard Wood Waste Forest Waste (CI varies) Pre-Extraction of Sugars to Produce Cellulosic Ethanol at Keyes plant Feedstock Jet and Renewable Diesel Feedstock Electricity Byproduct Syngas Hydroprocessing of non-edible Oils Syngas converted to - 80 Below Zero CI Cellulosic Hydrogen Non-Edible Oils Distillers Corn Oil Tallow Camelina/Carinata 25 Zero Carbon Intensity Electricity from Hydroelectric Power Carbon Sequestration

"Carbon Zero" Renewable Jet/Diesel Plants with Carbon Sequestration

Projected Income Statement for Carbon Zero Plants[1]

	2022	2023	2024	2025	2026
Operating Plant Capacity (mgy)	-	-	-	60	85
(Amounts in millions)					
Revenue	**$2.2**	**$2.4**	**$2.4**	**$443.4**	**$623.1**
COGS	1.3	2.3	2.3	370.0	507.9
SG&A	**2.5**	**2.7**	**2.7**	**5.7**	**6.3**
Net Income	(2.2)	(3.1)	(3.1)	44.3	89.1
Adjusted EBITDA	**($0.3)**	**($0.3)**	**($0.3)**	**$99.8**	**$147.2**

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“Carbon Zero” Renewable Jet/Diesel Plants with Carbon Sequestration Projected Income Statement for Carbon Zero Plants1 Construction of the Aemetis “Carbon Zero” Renewable Jet/Diesel Plants with Carbon Sequestration implement patented technologies to produce high value, low carbon renewable fuels. 26 1. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Aemetis Carbon Capture: Carbon Capture & Sequestration (CSS) of CO2 for Renewable Fuels Plants and Refineries in California 27

Aemetis Carbon Capture and Sequestration Projects in California

Chapter 3: The CCS Opportunity in California

FIGURE 3-12

CCS PROJECT DEVELOPMENT OPPORTUNITIES

Emissions source
Notional CO_2 pipeline route following existing pipeline right-of-ways
Potential geologic storage (after applying stage 1 and stage 2 criteria)
Aemetis Carbon Zero Jet/Diesel Plant
Aemetis Advanced Fuels Ethanol Plant
San Francisco Bay Area Hub
South Bay gathering system
Salinas gathering system
Desert gathering system
Salton Sea gathering systems
Los Angeles Hub

Map illustrates potential project development opportunities that together abate 59 $MtCO_2$/yr. Pipeline routings are "notional" and follow existing pipeline right-of-ways. Sink locations are not intended to be exact locations for geologic storage. *Source: Energy Futures Initiative and Stanford University, 2020.*

Stanford | Precourt Institute for Energy

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Aemetis Carbon Capture and Sequestration Projects in California Formerly an inland ocean now known as the Central Valley of California Light green area shows shale geological storage containing saline water for CCS Shale caprock layer at approximately 7,000 ft depth and basement layer below CO2 storage formation Few CCS projects in active development in California due to lack of CO2 pipelines and distance from sources of CO2 and CCS sites Aemetis plans to sequester a combined two million metric tonnes of CO2 per year at two sites located nearby our biofuels plants - 400,000 MT per year from biogas and biofuels plant operations - 1.6 million MT per year of carbon sequestration using CO2 supplied by renewable fuels plants and oil refineries Two million MT/CO2 per year = $500 million annual revenues at $200 LCFS + $50 IRS 45Q Trucking using Aemetis RNG lowers carbon intensity and significantly reduces costs Aemetis Carbon Zero Jet/Diesel Plant Aemetis Advanced Fuels Ethanol Plant 28

FIGURE 3-14

MARGINAL ABATEMENT CURVE BY FACILITY

Total Cost with LCFS, 45Q ($/tCO2)
$100
50
0
-50
-100
-150
10
20
30
40
50
60
Annual Emissions Abated
(MtCO2/yr)
Ethanol
Refinery
Hydrogen
CHP
Cement
NGCC

The 34 facilities on the left side of the graph that show negative costs can generate positive revenues. The opposite is true for the 42 facilities on the right side of the graph. Note that the crossover on this graph from negative to positive costs occurs at 21.5 $MtCO_2$/yr abated.
Source: Energy Futures Initiative and Stanford University, 2020.

k Abatement cost = capture cost ($/$tCO_2$) + storage cost ($/tCO_2) plus incentives (LCFS and 45Q credits where applicable, in $/$tCO_2$)

Energy Futures Initiative | Stanford Precourt Institute for Energy | Stanford Earth | Stanford Center for Carbon Storage

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Ethanol Plants are Largest Reduction in Costs = Highest Value CCS Projects 29

Emission Comparison and Capture Cost

FIGURE 3-13

COMPARISON OF EMISSIONS AND CAPTURE COST (BY FACILITY AND SUBSECTOR)

Ethanol
Refinery
Hydrogen
CHP
Cement
NGCC
A. Emissions per year by individual facility
CO_2 Emissions ($MtCO_2$)
B. Average emissions of CO_2 per year by facility type
C. Capture cost by individual facility
$/tCO_2
D. Weighted average (by emissions) Capture cost by facility type

Emissions volumes and capture costs for the 76 candidate facilities analyzed in this study. *Source: Energy Futures Initiative and Stanford University, 2020.*

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Emission Comparison and Capture Cost Decreased Capture Cost with Pre-existing On Site CO2 Compression system Inverse relationship between plant emissions and storage capability Highest Emitters lack the geological positioning Aemetis has ability to receive CO2 by rail and inject into well 30

Aemetis Carbon Capture & Sequestration Project Leaders ATSI: Carbon Sequestration Project Manager, Engineering and EPC For more than 40 years, ATSI has provided world-class Front-End Engineering Design (FEED/FEL), project management, EPC and commissioning services Major projects completed at more than 60 oil refineries, including commissioning of $10 billion oil refinery Completed 138 commercial projects in 21 different states Baker Hughes: Underground Engineering and Well Drilling Leading natural gas and crude oil drilling company $20 billion market value Operates in 120+ countries CCUS Technology Solutions include: Pre-FEED and FEED consultation and project design Capture and purification Injection Well design and construction for storage Micro-seismic expertise 31

Sustainability:

FIGURE 3-15

GENERAL BUSINESS CONFIGURATION OF AN ETHANOL PRODUCTION FACILITY WITH CARBON CAPTURE AND CO-LOCATED STORAGE

Modeled Investor Cash Flow
Investor Cash Flow ($MM)
2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045

LCFS Market
LCFS Revenue
LCFS Credits
Ethanol Plant
LCFS Revenue
CO_2
ProjectCo
Capturing Facility
CO_2
Geologic Storage
Capital
Investments
45Q
Dividends
Investors

1. Initial capital is made available to the ProjectCo from investors.
2. This includes tax equity investors who are essentially buying the 45Q tax credits.
3. Once operational, the capture facility receives CO_2 from the ethanol production facility and stores it within the permitted geologic storage location onsite and the ethanol facility generates LCFS credits from its capture efforts.
4. LCFS credits can be sold at market rates and receive LCFS revenues, a portion of which is contributed to the ProjectCo.
5. A portion of earnings resulting from the LCFS credit sale may eventually be transferred to investors in the form of a dividend (cash distribution).
6. Since tax equity investors are only obliged to contribute 50 percent of the cost of 45Q tax credits upfront, there will be ongoing investments through the lifecycle of the capture operation.

Positive cash flow (for duration of LCFS, assumed 15 years) indicates ethanol with CCS is an investable project. *Source: Energy Futures Initiative and Stanford University, 2020.*

Energy Futures Initiative | Stanford Precourt Institute for Energy | Stanford Earth | Stanford Center for Carbon Storage

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Sustainability: 32

Aemetis International: India Distilled Biodiesel and Refined Glycerin Plant 33

34 India Biodiesel/Glycerin Plant Fully Upgraded 34 Significant tax penalty for diesel not containing biodiesel was adopted by India government in early 2022 to become effective October 2022, significantly increasing biodiesel demand.

Aemetis, Inc. (Nasdaq: AMTX) Eric McAfee, Chairman/CEO eric.mcafee@aemetis.com 35